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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 April 28, 2000

                Date of Report (Date of earliest event recorded)

                                BB&T Corporation
             (Exact name of registrant as specified in its charter)

                        Commission file number : 1-10853

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             North Carolina                        56-0939887
        (State of Incorporation)      (I.R.S. Employer Identification No.)


         200 West Second Street                      27101
     Winston-Salem, North Carolina                 (Zip Code)
    (Address of Principal Executive
                Offices)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

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                          This Form 8-K has 67 pages.

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Item 5. Other Events

  On January 13, 2000, BB&T Corporation ("BB&T") completed its merger with Premier Bancshares, Inc., ("Premier") of Atlanta, Georgia. To consummate the merger with Premier, their shareholders received .5155 shares of BB&T common stock in exchange for each share of Premier common stock held, resulting in the issuance of 16.8 million shares of BB&T common stock. This transaction was accounted for as a pooling of interests. Accordingly, the consolidated financial statements (including notes to consolidated financial statements), and supplemental financial information contained in BB&T's Annual Report on Form 10-K for the years ended December 31, 1999, 1998 and 1997, restated for the accounts of Premier, are included in this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

     Exhibit   Description
     11        Computation of Earnings Per Share.           Filed herewith as Note R. of the
                                                            "Notes to Consolidated
                                                            Financial Statements."

     23        Consent of Independent Public Accountants.   Filed herewith on page 4.

     27        Financial Data Schedule.                     Filed herewith as an exhibit to the
                                                            electronically filed document as required.

     99.1      Report of Independent Public Accountants.    Filed herewith on page 5.

     99.2      BB&T's restated audited financial statements Filed herewith beginning on page 7.
               and notes thereto, including the accounts
               of Premier.

     99.3      BB&T's restated Securities Act Guide 3       Filed herewith beginning on page 49.
               statistical disclosures, including
               the accounts of Premier.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BB&T CORPORATION (Registrant)

                                                 /s/ Sherry A. Kellett
                                          By: _________________________________
                                                    Sherry A. Kellett
                                           Senior Executive Vice President and
                                                        Controller
                                             (Principal Accounting Officer)

Date: April 28, 2000.

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